UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2006

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTION

This Form 8-K is filed pursuant to Rules 165 and 425 promulgated under the Securities Act of 1933, as amended. Pursuant to Rule 425, the Exhibit filed herewith and incorporated by reference shall be deemed filed with, rather than furnished to, the Securities and Exchange Commission (“SEC”).

Microsemi Corporation (the “Registrant”) has filed with the SEC a registration statement on Form S-4 (Reg. No. 333-130655) on March 23, 2006, and a prospectus on March 28, 2006, for the acquisition of Advanced Power Technology, Inc., a Delaware corporation (“APT”), to which the Exhibit filed herewith relates. Before you take any action, you should read the prospectus and the registration statement and other documents the Registrant or APT has filed with the SEC. You may get these documents for free by visiting EDGAR on the SEC Web Site at www.sec.gov. Alternatively, the Registrant will arrange to send you the prospectus if you request it by calling 949-221-7101.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01 Other Events

On April 13, 2006, Advanced Power Technology, Inc. caused to be mailed a Notice of Dissenters’ Appraisal Rights to holders of record of its Common Stock as of March 3, 2006.

A copy of the Notice from Advanced Power Technology, Inc. is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Notice to Holders of APT Common Stock of Dissenters’ Appraisal Rights.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION
(Registrant)

Date: April 13, 2006	/S/ DAVID R. SONKSEN
David R. Sonksen Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Holders of APT Common Stock of Dissenters’ Appraisal Rights.